                                             SEQUOIA Fund, Inc.

                                             SEMI-ANNUAL REPORT
                                               JUNE 30, 2002

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES
The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to June 30, 2002. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                                VALUE OF          VALUE OF           VALUE OF
                                                INITIAL          CUMULATIVE         CUMULATIVE         TOTAL
                                                $10,000         CAPITAL GAINS       REINVESTED        VALUE OF
PERIOD ENDED:                                  INVESTMENT       DISTRIBUTIONS       DIVIDENDS          SHARES
-------------                                  ----------       -------------       ---------          ------
July 15, 1970.................................  $ 10,000         $       --          $     --        $   10,000
May 31, 1971..................................    11,750                 --               184            11,934
May 31, 1972..................................    12,350                706               451            13,507
May 31, 1973..................................     9,540              1,118               584            11,242
May 31, 1974..................................     7,530              1,696               787            10,013
May 31, 1975..................................     9,490              2,137             1,698            13,325
May 31, 1976..................................    12,030              2,709             2,654            17,393
May 31, 1977..................................    15,400              3,468             3,958            22,826
Dec. 31, 1977.................................    18,420              4,617             5,020            28,057
Dec. 31, 1978.................................    22,270              5,872             6,629            34,771
Dec. 31, 1979.................................    24,300              6,481             8,180            38,961
Dec. 31, 1980.................................    25,040              8,848            10,006            43,894
Dec. 31, 1981.................................    27,170             13,140            13,019            53,329
Dec. 31, 1982.................................    31,960             18,450            19,510            69,920
Dec. 31, 1983.................................    37,110             24,919            26,986            89,015
Dec. 31, 1984.................................    39,260             33,627            32,594           105,481
Dec. 31, 1985.................................    44,010             49,611            41,354           134,975
Dec. 31, 1986.................................    39,290             71,954            41,783           153,027
Dec. 31, 1987.................................    38,430             76,911            49,020           164,361
Dec. 31, 1988.................................    38,810             87,760            55,946           182,516
Dec. 31, 1989.................................    46,860            112,979            73,614           233,453
Dec. 31, 1990.................................    41,940            110,013            72,633           224,586
Dec. 31, 1991.................................    53,310            160,835           100,281           314,426
Dec. 31, 1992.................................    56,660            174,775           112,428           343,863
Dec. 31, 1993.................................    54,840            213,397           112,682           380,919
Dec. 31, 1994.................................    55,590            220,943           117,100           393,633
Dec. 31, 1995.................................    78,130            311,266           167,129           556,525
Dec. 31, 1996.................................    88,440            397,099           191,967           677,506
Dec. 31, 1997.................................   125,630            570,917           273,653           970,200
Dec. 31, 1998.................................   160,700            798,314           353,183         1,312,197
Dec. 31, 1999.................................   127,270            680,866           286,989         1,095,125
Dec. 31, 2000.................................   122,090            903,255           289,505         1,314,850
Dec. 31, 2001.................................   130,240          1,002,955           319,980         1,453,175
June 30, 2002.................................   128,100            986,989           314,839         1,429,928

The total amount of capital gains distributions accepted in shares was $612,198, the total amount of dividends reinvested was $116,740.
No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

TO THE SHAREHOLDERS OF
SEQUOIA FUND, INC.

Dear Shareholder:

    Sequoia Fund's results for the second quarter of 2002 are shown below with comparable results for the leading market indexes:

To June 30, 2002            Sequoia          Dow Jones         Standard &
                              Fund          Industrials        Poor's 500
                              ----          -----------        ----------
3 Months                         -2.53%           -10.82%           -13.40%
6 Months                         -1.60             -6.97            -13.16
1 Year                            5.10            -10.43            -17.99
5 Years (Annualized)             11.17              5.54              3.66
10 Years (Annualized)            16.49             13.17             11.43

    The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations. The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 actively traded blue chip stocks. The performance data quoted represents past performance and assumes reinvestment of dividends. The investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

                         ------------------------------

   At a time when transparency in corporate disclosure is being emphasized, we apologize for sending you our first quarter report at the same time as our second quarter report. We had planned to send you the usual summary transcript of our annual meeting with the first quarter mailing as we have done for a number of years. However, production delays rendered it unavailable before the end of June. Since there is no regulatory requirement to issue a first quarter report, we decided to combine the mailing with the second quarter report which we felt would result in a greater understanding of our activity, although clearly in a tardy way.

    As you will note, the theme of the first and second quarter was that "we were very, very busy not buying any stocks" as we stated at the annual meeting. This has resulted in very little to disclose about activity during those two periods. To be specific, a careful analysis of our activity for the entire six months would only reveal the sale of Molex and International Speedway in the first quarter, accounting for about 1% of the total value of our portfolio. Our ownership of shares of Expeditors International of Washington is now disclosed but was purchased in prior periods and previously included among "miscellaneous" securities. This supports the statement that we were very busy not buying stocks during the first half of the year.

    As we write this report, Sequoia is down about 4% year to date, while the market as measured by the S&P 500 Index is down about 20%. Only a week ago, fear and disenchantment had the same index down 31%. A quote of Benjamin Graham comes to mind at this time: "The market over the short term is like an election and any damn fool can vote, but over the long term it is like a scale and properly weighs the values." Momentum tends to carry election results to extremes. The landslide vote in favor of equities from 1990 to 2000, turbo-charged towards the end by false expectations in technology, led to significant overvaluation of most equities. We view the present declines as the invisible mechanics of the underlying "scale" at work, leading the market to a more proper valuation. Many excesses are being wrung out by bankruptcies, revelations of fraud, and even clearly misleading accounting by otherwise decent corporations.

    Investors exhibited a remarkable degree of complacency in the first four or five months of this year as indicated by a net inflow of some $40 billion into equity mutual funds. However, the sharp market declines which started in May led to a net outflow of $18 billion in June and an estimated $47 billion during July. Disenchantment and fear can lead to major outflows in mutual funds from redemptions, causing money managers to sell stocks to meet cash demands as well as perhaps selling additional equities in anticipation of further redemptions. This behavior can best be described by the old saying of a mouse, "To hell with the cheese, let me out of the trap."

    We do not pretend to know what the market will do over the next few years. However, we are fairly confident that the earnings of our fine roster of companies will be considerably higher five years from now. From current price levels, our investment returns may be less than the earnings growth rate of the businesses we own but they should still be satisfactory compared to today's interest rates. As usual, we will end this report with the admonition that you should focus on maintaining comfortable reserves in cash equivalents (as Yogi Berra says in an AFLAC commercial, "cash is just as good as money") while we do our best to take carefully weighed risks in equities with the money you have entrusted to us.

                                   Sincerely,

 /s/ Carley Cuniff             /s/ Richard T. Cuniff
Carley Cunniff                 Richard T. Cunniff
Executive Vice President       Vice Chairman

  /s/ Robert D. Goldfarb          /s/ William J. Ruane
Robert D. Goldfarb             William J. Ruane
President                      Chairman

July 31, 2002

                               SEQUOIA FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

COMMON STOCKS (76.80%)

                                                                                    VALUE
   SHARES                                                                          (NOTE 1)
   ------                                                                       --------------
                BANK HOLDING COMPANIES (14.11%)
   8,710,393    Fifth Third Bancorp.........................................    $  580,547,694
     243,300    Mercantile Bankshares Corporation...........................         9,982,599
                                                                                --------------
                                                                                   590,530,293
                                                                                --------------
                BUILDING MATERIALS (3.61%)
   3,926,000    Fastenal Company+...........................................       151,190,260
                                                                                --------------
                DIVERSIFIED COMPANIES (31.38%)
      19,661    Berkshire Hathaway Inc. Class A*............................     1,313,354,800
                                                                                --------------
                FREIGHT TRANSPORTATION (2.03%)
   2,558,000    Expeditors International of Washington Inc..................        84,823,280
                                                                                --------------
                HOME FURNISHINGS (2.01%)
   2,414,000    Ethan Allen Interiors Inc.+.................................        84,127,900
                                                                                --------------
                INSURANCE (10.08%)
   7,291,500    Progressive Corporation.....................................       421,813,275
                                                                                --------------
                LAUNDRY SERVICES (0.49%)
     414,400    Cintas Corporation..........................................        20,483,792
                                                                                --------------
                MANUFACTURING (2.05%)
   2,109,900    Dover Corporation...........................................        73,846,500
     240,500    Harley Davidson, Inc........................................        12,330,435
                                                                                --------------
                                                                                    86,176,935
                                                                                --------------
                PERSONAL CREDIT (1.82%)
   1,532,200    Household International, Inc................................        76,150,340
                                                                                --------------
                PROCESS CONTROL INSTRUMENTS (0.42%)
     263,700    Danaher Corporation.........................................        17,496,495
                                                                                --------------
                RETAILING (7.45%)
      54,600    Costco Wholesale Corporation*...............................         2,108,652
  15,787,600    TJX Companies, Inc..........................................       309,594,836
                                                                                --------------
                                                                                   311,703,488
                                                                                --------------
                Miscellaneous Securities (1.35%)............................        56,320,000
                                                                                --------------
                TOTAL COMMON STOCKS ($886,860,967)..........................     3,214,170,858
                                                                                --------------

 PRINCIPAL                                                                          VALUE
   AMOUNT                                                                          (NOTE 1)
   ------                                                                       --------------
                U.S. GOVERNMENT OBLIGATIONS (23.20%)
 972,000,000    U.S. Treasury Bills due 7/11/02 through 8/22/02.............       970,702,026
                                                                                --------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS
                  (Cost $970,702,026).......................................       970,702,026
                                                                                --------------
                TOTAL INVESTMENTS (100%)++
                  (Cost $1,857,562,993).....................................    $4,184,872,884
                                                                                ==============

-------------------

                   ++   The cost for federal income tax purposes is identical.
                    *   Non-income producing.
                    +   Refer to Note 6.

   The accompanying notes form an integral part of these Financial Statements

                               SEQUOIA FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

ASSETS:

  Investments in securities, at value (cost $1,857,567,993)
    (Note 1)................................................    $4,184,872,884
  Cash on deposit with custodian............................         1,052,807
  Receivable for capital stock sold.........................           549,825
  Dividends and interest receivable.........................         2,625,607
  Other assets..............................................            30,820
                                                                --------------
    Total assets............................................     4,189,131,943
                                                                --------------

LIABILITIES:

  Payable for capital stock repurchased.....................           491,797
  Accrued investment advisory fee...........................         3,335,889
  Accrued other expenses....................................            89,207
                                                                --------------
    Total liabilities.......................................         3,916,893
                                                                --------------
Net assets applicable to 32,670,730 shares of capital stock
  outstanding (Note 4)......................................    $4,185,215,050
                                                                ==============
Net asset value, offering price and redemption price per
  share.....................................................           $128.10
                                                                ==============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
  Income:
    Dividends:
      Unaffiliated companies................................    $  7,008,843
      Affiliated companies (Note 6).........................         437,700
    Interest................................................       8,403,845
    Other Income............................................           6,641
                                                                ------------
        Total income........................................      15,857,029
                                                                ------------
  Expenses:
    Investment advisory fee (Note 2)........................      21,084,317
    Legal and auditing fees.................................          45,997
    Stockholder servicing agent fees........................         192,986
    Custodian fees..........................................          40,000
    Directors fees and expenses (Note 5)....................          92,115
    Other...................................................         112,685
                                                                ------------
        Total expenses......................................      21,568,100
  Less expenses reimbursed by Investment Adviser (Note 2)...         410,000
                                                                ------------
        Net expenses........................................      21,158,100
                                                                ------------
        Net investment income...............................      (5,301,071)
                                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain on investments:
    Unaffiliated companies..................................       7,716,539
                                                                ------------
        Net realized gain on investments....................       7,716,539
  Net (decrease) in unrealized appreciation on:
    Investments.............................................     (70,798,443)
                                                                ------------
        Net realized and unrealized (loss) on investments...     (63,081,904)
                                                                ------------
(Decrease) in net assets from operations....................    $(68,382,975)
                                                                ============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED              YEAR
                                                                   6/30/02            ENDED
                                                                 (UNAUDITED)         12/31/01
                                                                --------------    --------------
INCREASE IN NET ASSETS:
  From operations:
    Net investment (loss) income............................    $   (5,301,071)   $   31,269,566
    Net realized gain.......................................         7,716,539        49,850,028
    Net (decrease) increase in unrealized appreciation......       (70,798,443)      323,645,180
                                                                --------------    --------------
      Net (decrease) increase in net assets from
        operations..........................................       (68,382,975)      404,764,774
  Distributions to shareholders from:
    Net investment income...................................          (352,692)      (30,954,184)
    Net realized gains......................................        (1,557,511)     (108,695,093)
    Capital share transactions (Note 4).....................        25,378,769        21,135,078
                                                                --------------    --------------
      Total (decrease) increase.............................       (44,914,409)      286,250,575

NET ASSETS:
  Beginning of period.......................................     4,230,129,459     3,943,878,884
                                                                --------------    --------------
  End of period.............................................    $4,185,215,050    $4,230,129,459
                                                                ==============    ==============

NET ASSETS CONSIST OF:
  Capital (par value and paid in surplus)...................    $1,859,733,414    $1,834,354,645
  Undistributed net investment (loss) income................        (5,298,921)          354,842
  Undistributed net realized gains (losses).................         3,470,666        (2,688,362)
  Unrealized appreciation...................................     2,327,309,891     2,398,108,334
                                                                --------------    --------------
    Total Net Assets........................................    $4,185,215,050    $4,230,129,459
                                                                ==============    ==============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued at the last reported sales price on the NASDAQ National Market System on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc. as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment Adviser) provides the Fund with investment advice, administrative services and facilities.

    Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the six months ended June 30, 2002 and the Investment Adviser reimbursed the Fund $410,000.

    For the six months ended June 30, 2002, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $21,084,317 and brokerage commissions of $48,873 to Ruane, Cunniff &
Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the six months ended June 30, 2002.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the six months ended June 30, 2002 were $-0- and $84,866,524, respectively.

    At June 30, 2002 the aggregate gross unrealized appreciation of securities was $2,327,309,891.

NOTE 4--CAPITAL STOCK:

    At June 30, 2002 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                             2002                         2001
                                                    -----------------------    --------------------------
                                                     SHARES       AMOUNT        SHARES         AMOUNT
                                                    --------    -----------    ---------    -------------
Shares sold.....................................    716,206     $94,083,284    1,129,012    $137,722,810
Shares issued to stockholders on reinvestment
  of:
  Net investment income.........................      1,886         249,990      177,192      21,920,774
  Net realized gains on investments.............     10,323       1,368,620      792,019      95,716,809
                                                    -------     -----------    ---------    ------------
                                                    728,415      95,701,894    2,098,223     255,360,393
Shares repurchased..............................    536,143      70,323,125    1,923,077     234,225,315
                                                    -------     -----------    ---------    ------------
Net Increase....................................    192,272     $25,378,769      175,146    $ 21,135,078
                                                    =======     ===========    =========    ============

NOTE 5--DIRECTORS FEES AND EXPENSES:

    Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the six months ended June 30, 2002 was $92,115.

NOTE 6--AFFILIATED COMPANIES:

    Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at June 30, 2002 aggregated $235,318,160 and $173,710,600, respectively. The summary of transactions for each affiliate during the period of their affiliation for the six months ended June 30, 2002 is provided below:

                                              PURCHASES                 SALES
                                         --------------------    --------------------    REALIZED     DIVIDEND
AFFILIATE                                 SHARES       COST       SHARES       COST        GAIN        INCOME
---------                                --------    --------    --------    --------    ---------    ---------
Ethan Allen Interiors, Inc...........         --          --          --          --           --     $241,400
Fastenal Company.....................         --          --          --          --           --      196,300
                                                                                                      --------
                                                                                                      $437,700
                                                                                                      ========

NOTE 7--The interim financial statements have not been examined by the Fund's independent accountants and accordingly they do not express an opinion thereon.

NOTE 8--FINANCIAL HIGHLIGHTS:

                                         SIX
                                        MONTHS
                                        ENDED
                                       JUNE 30,                      YEAR ENDED DECEMBER 31,
                                       --------      --------------------------------------------------------
                                         2002          2001        2000        1999        1998        1997
                                       --------      --------    --------    --------    --------    --------
Per Share Operating Performance
  (for a share outstanding
  throughout the period)
Net asset value, beginning of
  period...........................    $ 130.24      $ 122.09    $ 127.27    $ 160.70    $ 125.63    $  88.44
                                       --------      --------    --------    --------    --------    --------
Income from investment operations:
Net investment income (loss).......       (0.16)         0.97        1.66        0.84        0.39        0.08
Net realized and unrealized gains
  (losses) on investments..........       (1.92)        11.52       23.33      (26.83)      43.07       38.10
                                       --------      --------    --------    --------    --------    --------
    Total from investment
      operations...................       (2.08)        12.49       24.99      (25.99)      43.46       38.18
                                       --------      --------    --------    --------    --------    --------
Less distributions:
Dividends from net investment
  income...........................       (0.01)        (0.97)      (1.66)      (0.85)      (0.37)      (0.08)
Distributions from net realized
  gains............................       (0.05)        (3.37)     (28.51)      (6.59)      (8.02)      (0.91)
                                       --------      --------    --------    --------    --------    --------
    Total distributions............       (0.06)        (4.34)     (30.17)      (7.44)      (8.39)      (0.99)
                                       --------      --------    --------    --------    --------    --------
Net asset value, end of period.....    $ 128.10      $ 130.24    $ 122.09    $ 127.27    $ 160.70    $ 125.63
                                       ========      ========    ========    ========    ========    ========
Total Return.......................       -1.6%+        10.5%       20.1%      -16.5%       35.3%       43.2%
Ratios/Supplemental data
Net assets, end of period (in
  millions)........................    $4,185.2      $4,230.1    $3,943.9    $3,896.9    $5,001.9    $3,672.6
Ratio to average net assets:
  Expenses.........................        1.0%*         1.0%        1.0%        1.0%        1.0%        1.0%
  Net investment income............       -0.3%*         0.8%        1.2%        0.6%        0.3%        0.1%
Portfolio turnover rate............          0%*           7%         36%         12%         21%          8%

-------------------

                    +   Not annualized
                    *   Annualized

                         SEQUOIA FUND, INC.
                         767 FIFTH AVENUE, SUITE 4701
                         NEW YORK, NEW YORK 10153-4798
                         WEBSITE: www.sequoiafund.com

                         DIRECTORS
                           William J. Ruane
                            Richard T. Cunniff
                            Robert D. Goldfarb
                            Carol L. Cunniff
                            Vinod Ahooja
                            Roger Lowenstein
                            Francis P. Matthews
                            C. William Neuhauser
                            Robert L. Swiggett

                         OFFICERS

                                       William J. Ruane         -- CHAIRMAN OF THE BOARD
                                       Richard T. Cunniff       -- VICE CHAIRMAN
                                       Robert D. Goldfarb       -- PRESIDENT
                                       Carol L. Cunniff         -- EXECUTIVE VICE PRESIDENT
                                       Joseph Quinones, Jr.     -- VICE PRESIDENT, SECRETARY & TREASURER

                         INVESTMENT ADVISER & DISTRIBUTOR
                           Ruane, Cunniff & Co., Inc.
                            767 Fifth Avenue, Suite 4701
                            New York, New York 10153-4798

                         CUSTODIAN
                           The Bank of New York
                            MF Custody Administration Department
                            100 Church Street, 10th Floor
                            New York, New York 10286

                         REGISTRAR AND SHAREHOLDER SERVICING AGENT
                           DST Systems, Inc.
                            P.O. Box 219477
                            Kansas City, Missouri 64121

                         LEGAL COUNSEL
                           Seward & Kissel
                            One Battery Park Plaza
                            New York, New York 10004

  This report has been prepared for the information of shareholders of Sequoia
                                   Fund, Inc.